                             THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                              AS OF JUNE 30, 1997



      INFORMATION                                                 PAGE
      ------------                                                ----
Overview                                                           5-6

Summary of Properties                                              7-8

Supplemental Financial Data                                         9

Property Operating Income                                         10-13

Occupancy Analysis                                                  14

Lease Expiration Schedule                                         15-16

Rental Rate Analysis                                                17

Summary of Outstanding Consolidated Indebtedness                    18

Mills Gross Sales                                                   19

Capital Expenditures                                              20-22

                             THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY


The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of June 30, 1997, a 1% interest as the sole general partner and a 57.9% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion, and management of super-regional, value and entertainment-oriented outlet malls (the "Mills") and community shopping centers (the "Community Centers"). As of June 30, 1997, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                    Location
         -----                                    --------

         Franklin Mills                           Philadelphia, PA
         Gurnee Mills                             Gurnee, IL (Chicago)
         Potomac Mills                            Woodbridge, VA (Washington, DC)
         Sawgrass Mills                           Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                            Ontario, CA (Los Angeles)

         Community Centers                        Location
         -----------------                        --------

         Butterfield Plaza                        Downers Grove, IL
         Coopers Plaza                            Voorhees, NJ
         Crosswinds Center                        St. Petersburg, FL
         Fashion Place                            Columbia, SC
         Germantown Commons Shopping Center       Germantown, MD
         Gwinnett Marketfair                      Duluth, GA
         Liberty Plaza                            Philadelphia, PA
         Montgomery Village Off-Price Center      Gaithersburg, MD
         Mount Prospect Plaza                     Mount Prospect, IL
         West Falls Church Outlet Center          Falls Church, VA
         Western Hills Plaza                      Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the development of a number of new Mills, including Grapevine Mills (Dallas, TX), Arizona Mills (Tempe, AZ), Mills City at Orange (Orange, California), Katy Mills (Houston, TX), Meadowland Mills (Carlstadt, NJ), and Concord Mills (Charlotte, NC).

PURPOSE OF SUPPLEMENTAL INFORMATION PACKAGE

The purpose of this Supplemental Information Package is to provide supplemental information regarding (1) certain operational information and (2) debt information as of June 30, 1997 for the Company and Operating Partnership.

                              THE MILLS CORPORATION
                               OVERVIEW CONTINUED

CAUTIONARY STATEMENT


Certain matters discussed in this Form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1933, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operations and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "except", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                            THE MILLS CORPORATION
                            SUMMARY OF PROPERTIES


    The following tables sets forth certain information with respect to the Properties and the Mills under development as of June 30, 1997:

EXISTING PROPERTIES


                                                                                       Approx.
                                  Metropolitan                   Year                    GLA               Percent
             Name/Location        Area Serviced                 Opened             (Sq. Ft.) (1)          Leased (2)
             -------------        -------------                 ------             -------------          ----------
MILLS
   Potomac Mills...........        Washington D.C./             1985/1986            1,639,632                 96%
     Woodbridge, VA                   Baltimore

   Franklin Mills ............     Philadelphia/                   1989              1,661,279                 93%
     Philadelphia, PA                 Wilmington

   Sawgrass Mills........          Fort Lauderdale, FL/            1990              1,878,577                 97%
     Sunrise, FL                      Miami/Palm Beach

   Gurnee Mills.............       Chicago/Milwaukee               1991              1,493,506                 92%
     Gurnee, IL

    Ontario Mills............      Los Angeles                     1996              1,272,666  (4)            96%
      Ontario, CA
                                                                                   ------------
        MILLS TOTALS/WEIGHTED AVERAGES.....................                          7,945,660                 95%
                                                                                   ============

COMMUNITY CENTERS (11 CENTERS)                                                       2,205,985                 87%
                                                                                   ============


                                                                                         1996
                                                                      No. of           Speciality
                                                                      Anchor           Store Sales
             Name/Location                                          Stores (3)         Per Sq. Ft.
         ----------------------                                     ----------         -----------
MILLS
   Potomac Mills...........                                             17           $     289
     Woodbridge, VA

   Franklin Mills ............                                          17                 254
     Philadelphia, PA

   Sawgrass Mills........                                               21                 407
     Sunrise, FL

   Gurnee Mills.............                                            14                 252
     Gurnee, IL

    Ontario Mills............                                           15             N/A (5)
      Ontario, CA
                                                                  --------------
        MILLS TOTALS/WEIGHTED AVERAGES.....................             84           $     307  (5)
                                                                  ==============

COMMUNITY CENTERS (11 CENTERS)                                          30                 184
                                                                  ==============

(1) Includes 946,182 square feet of GLA owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA, and Ontario Mills-125,000 square feet of GLA.
(2) Percent Leased is defined as all space leased and for which rent is being paid as of June 30, 1997, excluding tenants with leases having a term of less than 1 year.
(3) Anchor stores include all stores occupying more than 20,000 square feet and tenant owned anchors described in footnote (1).
(4) Ontario Mills will contain approximately 1.7 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(5) 1996 Sales Per Square Foot information is not available for Ontario Mills which had not completed its initial lease-up as of December 31, 1996.

                             THE MILLS CORPORATION
                             SUMMARY OF PROPERTIES


MILLS UNDER DEVELOPMENT

                                                           Actual/
                                                         Anticipated         Anticipated         Approx.
                                 Metropolitan            Construction          Opening             GLA           Company
     Name/Location              Area Serviced           Start Date (1)         Date (1)         (Sq. Ft.)       Ownership
   -----------------            -------------         -----------------     -------------     ------------    ------------
   Grapevine Mills              Dallas/Fort Worth         3rd Q '96            4th Q '97        1,500,000         37.5%
     Grapevine, TX
   Arizona Mills                Phoenix                   3rd Q '96            4th Q '97        1,200,000         36.8%
     Tempe, AZ
   Mills City at Orange         Los Angeles/              2nd Q '97            4th Q '98          800,000         50.0%
     Orange, CA                   Orange County
   Houston Mills                Houston                      1997                 1999          1,600,000         75.0%   (3)
     Houston, TX
   Concord Mills                Charlotte                    1997                 1999          1,400,000          (5)
     Concord, NC
   Meadowlands Mills            New York City/               1999                 (5)           1,700,000          (5)
     Carlstadt, NJ                Northern New Jersey

                                Estimated           Anchor
                                Aggregate            Store
                                 Project            Tenant
     Name/Location               Cost (2)         Commitments
   -----------------          -------------     --------------
                                (millions)
   Grapevine Mills               $ 216                19
     Grapevine, TX
   Arizona Mills                   188                13
     Tempe, AZ
   Mills City at Orange            181                 7
     Orange, CA
   Houston Mills                   200               N/A (4)
     Houston, TX
   Concord Mills                   220               N/A (4)
     Concord, NC
   Meadowlands Mills               (5)                18
     Carlstadt, NJ

(1) Anticipated Construction Start Dates and Opening Dates may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2) Estimated Aggregate Project Cost is based on the Company's best estimate of the underlying components, many of which may not be under the direct control of the Company.
(3) Proposed ownership structure.
(4) Leasing activity has not yet commenced on these projects.
(5) The opening dates, ownership structure and budgets for these properties have not yet been determined.

                            THE MILLS CORPORATION
                         SUPPLEMENTAL FINANCIAL DATA
          (IN THOUSANDS, EXCEPT PER SHARE AND PER SQUARE FOOT DATA)

                                                                            Three Months Ended                Six Months Ended
                                                                                  June 30                          June 30
                                                                           1997           1996               1997          1996
                                                                        ----------     ----------        ----------    ----------
    REVENUES:
       Minimum rent                                                      $ 23,818       $ 23,434          $ 47,018      $ 46,332
       Percentage rent                                                      1,003          1,084             2,122         2,305
       Recoveries from tenants                                             11,422         11,378            22,972        22,919
       Other property revenue                                               1,355          1,176             2,632         2,437
       Fee income                                                           1,846            956             4,361         1,787
       Interest income                                                      1,072            739             1,635         1,193
                                                                        ----------     ----------        ----------    ----------
       Total revenues                                                      40,516         38,767            80,740        76,973

    EXPENSES:
       Recoverable from tenants                                            10,290         10,335            20,689        20,664
       Other operating                                                      1,878          1,820             3,201         3,528
       General and administrative                                           1,991          2,081             4,237         4,189
       Interest expense                                                     9,995         11,130            22,044        22,719
       Depreciation and amortization                                        8,361          9,547            16,847        19,596
                                                                        ----------     ----------        ----------    ----------
       Total expenses                                                      32,515         34,913            67,018        70,696


    Other income                                                              (40)           478               203         2,216
    Equity in earnings of unconsolidated joint ventures                       888              -             1,001             -
                                                                        ----------     ----------        ----------    ----------

    Income before extraordinary item and minority interest                  8,849          4,332            14,926         8,493

    Extraordinary loss on debt extinguishment                              (8,060)          (153)           (8,060)         (983)
                                                                        ----------     ----------        ----------    ----------

    Income before minority interest                                           789          4,179             6,866         7,510

    Minority interest                                                        (328)        (2,053)           (3,039)       (3,690)
                                                                        ----------     ----------        ----------    ----------

    Net income                                                           $    461       $  2,126          $  3,827      $  3,820
                                                                        ==========     ==========        ==========    ==========

    Income per common share before extraordinary item                    $   0.23       $   0.13          $   0.41      $   0.26
                                                                        ==========     ==========        ==========    ==========

    Net income per common share                                          $   0.02       $   0.13          $   0.19      $   0.23
                                                                        ==========     ==========        ==========    ==========


Funds From Operations
    Income before extraordinary item and minority interest               $  8,849       $  4,332          $ 14,926      $  8,493
    Adjustments:
       Add:  Depreciation and amortization of real estate assets            7,742          8,156            15,447        16,862
       Add:  Loss on Sale of furniture, fixtures, and equipment                 -            776                 -           776
       Add:  Real estate depreciation and amortization                        924              -             1,646             -
             of unconsolidated affiliates
       Add:  Extraordinary loss on debt extinguishment                          -              -               397             -
             of unconsolidated affiliates
                                                                        ----------     ----------        ----------    ----------
    Funds from operations                                                $ 17,515       $ 13,264          $ 32,416      $ 26,131
                                                                        ==========     ==========        ==========    ==========

    Funds From Operations per Share                                      $   0.45       $   0.40          $   0.88      $   0.79

    Weighted average shares and equivalent shares                          22,950         16,906            20,541        16,906
    Weighted average units and equivalent units                            39,245         33,238            36,853        33,238


(1) The company generally considers Funds from Operations to be a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. Funds from Operations (FFO) as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from debt restructuring and sale of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing performance of the Company. The Company's method of calculating FFO may be different from methods used by other REIT's, and, accordingly, may not be comparable to such other REIT's. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund cash flow needs and liquidity, including its ability to make distributions and
      (iii) should not be considered as an alternative to net income for purposes of evaluating the Company's operating performance.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 8 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




FOR THE SIX MONTHS ENDED JUNE 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                            Community
                                            Potomac     Franklin    Sawgrass       Gurnee     Mainstreet     Centers       Total
                                            -------     --------    --------       ------     ----------     -------       -----
RENTAL REVENUES:
   Minimum rent                            $10,284      $7,814        $12,138      $7,533        $650        $8,599      $47,018
   Percentage rent                             190         204          1,210         123          57           338        2,122
   Recoveries from tenants                   3,979       5,438          6,528       4,448          24         2,555       22,972
   Other revenue                               341         454          1,046         558         184            49        2,632
                                       --------------------------------------------------------------------------------------------
      Total rental revenues                 14,794      13,910         20,922      12,662         915        11,541       74,744

PROPERTY OPERATING COSTS:
   Recoverable from tenants                  3,426       4,669          5,953       4,028           0         2,613       20,689
   Other operating                             373         570            398         654         815           391        3,201
                                       --------------------------------------------------------------------------------------------
      Total property operating costs         3,799       5,239          6,351       4,682         815         3,004       23,890

                                       --------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $10,995      $8,671        $14,571      $7,980        $100        $8,537      $50,854
                                       ============================================================================================


UNCONSOLIDATED JOINT VENTURES

                                           Ontario
                                           -------
RENTAL REVENUES:
   Minimum rent                             $8,341
   Percentage rent                             460
   Recoveries from tenants                   3,502
   Other revenue                               784
                                      -------------
      Total rental revenues                 13,087

PROPERTY OPERATING COSTS:
   Recoverable from tenants                  3,591
   Other operating                             711
                                      -------------
      Total property operating costs         4,302

                                      -------------
PROPERTY OPERATING INCOME                   $8,785
                                      =============
   Mills Share (1)                          $3,599
                                      =============

(1) Based on Mills share of distributable cash flow for the six months ended June 30, 1997, excluding management fees.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 8 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                                                                                          Community
                                           Potomac     Franklin    Sawgrass      Gurnee    Mainstreet      Centers        Total
                                           -------     --------    --------      ------    ----------      -------        -----
RENTAL REVENUES:
   Minimum rent                            $10,004      $7,911       $11,607      $7,168       $599         $9,043       $46,332
   Percentage rent                             278         159         1,160         360         49            299         2,305
   Recoveries from tenants                   4,040       5,394         6,431       4,207         20          2,827        22,919
   Other revenue                               327         341           952         582        152             83         2,437
                                        -----------------------------------------------------------------------------------------
      Total rental revenues                 14,649      13,805        20,150      12,317        820         12,252        73,993

PROPERTY OPERATING COSTS:
   Recoverable from tenants                  3,540       4,550         5,845       3,574          0          3,155        20,664
   Other operating                             642         816           216         684        741            429         3,528
                                        -----------------------------------------------------------------------------------------
      Total property operating costs         4,182       5,366         6,061       4,258        741          3,584        24,192

                                        -----------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $10,467      $8,439       $14,089      $8,059        $79         $8,668       $49,801
                                        =========================================================================================

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)


THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 8 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED JUNE 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                              Community
                                            Potomac      Franklin     Sawgrass      Gurnee     Mainstreet      Centers       Total
                                            -------      --------     --------      ------     ----------      -------       -----
RENTAL REVENUES:
   Minimum rent                              $5,133       $3,961       $6,221        $3,799        $359         $4,345      $23,818
   Percentage rent                               74           82          589            53          36            169        1,003
   Recoveries from tenants                    1,977        2,689        3,234         2,225          13          1,284       11,422
   Other revenue                                171          210          538           302         102             32        1,355
                                        --------------------------------------------------------------------------------------------
      Total rental revenues                   7,355        6,942       10,582         6,379         510          5,830       37,598

PROPERTY OPERATING COSTS:
   Recoverable from tenants                   1,704        2,355        2,933         2,008           -          1,290       10,290
   Other operating                              170          478          267           309         428            226        1,878
                                        --------------------------------------------------------------------------------------------
      Total property operating costs          1,874        2,833        3,200         2,317         428          1,516       12,168

                                        --------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                    $5,481       $4,109       $7,382        $4,062         $82         $4,314      $25,430
                                        ============================================================================================


UNCONSOLIDATED JOINT VENTURES

                                            Ontario
                                            -------
RENTAL REVENUES:
   Minimum rent                              $4,350
   Percentage rent                              334
   Recoveries from tenants                    1,808
   Other revenue                                397
                                       -------------
      Total rental revenues                   6,889

PROPERTY OPERATING COSTS:
   Recoverable from tenants                   1,820
   Other operating                              469
                                       -------------
      Total property operating costs          2,289

                                       -------------
PROPERTY OPERATING INCOME                    $4,600
                                       =============

   Mills Share (1)                           $1,871
                                       =============

(1) Based on Mills share of distributable cash flow for the quarter, excluding management fees.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 8 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED JUNE 30, 1996

                                                                                                          Community
                                          Potomac     Franklin     Sawgrass     Gurnee     Mainstreet      Centers        Total
                                          -------     --------     --------     ------     ----------      -------        -----
RENTAL REVENUES:
   Minimum rent                            $5,170      $3,924       $5,822       $3,612        $324         $4,582       $23,434
   Percentage rent                            149          25          585          145          30            150         1,084
   Recoveries from tenants                  2,005       2,663        3,159        2,113          12          1,426        11,378
   Other revenue                              120         135          508          287          84             42         1,176
                                       ------------------------------------------------------------------------------------------
      Total rental revenues                 7,444       6,747       10,074        6,157         450          6,200        37,072

PROPERTY OPERATING COSTS:
   Recoverable from tenants                 1,777       2,340        2,853        1,768           -          1,597        10,335
   Other operating                            354         462           47          373         371            213         1,820
                                       ------------------------------------------------------------------------------------------
      Total property operating costs        2,131       2,802        2,900        2,141         371          1,810        12,155

                                       ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $5,313      $3,945       $7,174       $4,016         $79         $4,390       $24,917
                                       ==========================================================================================

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS



                               GROSS LEASED & OCCUPIED AREA (S.F.) (1)       GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                           GLA Occupied (3)                       Total Small    GLA Occupied (3)
Project                     Total GLA           at 6/97         %                  Shop GLA          at 6/97            %
-------                     ---------           -------         -                  --------          -------            -
Potomac Mills                1,639,632          1,579,536           96.33%            633,302           573,206             90.51%
Franklin Mills               1,661,279          1,539,087           92.64%            607,781           520,507             85.64%
Sawgrass Mills               1,878,577          1,821,857           96.98%            684,894           648,174             94.64%
Gurnee Mills                 1,493,506          1,373,858           91.99%            634,399           549,010             86.54%
                        --------------------------------------------------       -------------------------------------------------
Total Mills                  6,672,994          6,314,338           94.63%          2,560,376         2,290,897             89.48%

Butterfield                    114,610             96,240           83.97%             72,677            54,307             74.72%
Coopers Crossing               173,509            173,509          100.00%             14,953            14,953            100.00%
Crosswinds                     144,119            137,023           95.08%             23,298            16,202             69.54%
Fashion Place                  147,950            114,068           77.10%             74,692            40,810             54.64%
Germantown                     177,097            167,101           94.36%            130,341           120,345             92.33%
Gwinnett                       194,374            191,674           98.61%             96,827            94,127             97.21%
Liberty Plaza                  301,138            136,488           45.32%             20,965             5,553             26.49%
Montgomery Village             117,391            102,829           87.60%             80,986            66,424             82.02%
Mt. Prospect                   298,477            284,179           95.21%            125,882           111,584             88.64%
West Falls Church               87,824             83,410           94.97%             47,743            43,329             90.75%
Western Hills                  449,496            435,111           96.80%            134,980           120,595             89.34%
                        --------------------------------------------------       -------------------------------------------------
                             2,205,985          1,921,632           87.11%            823,344           688,229             83.59%

                        --------------------------------------------------       -------------------------------------------------
Total Wholly Owned           8,878,979          8,235,970           92.76%          3,383,720         2,979,126             88.04%
                        ==================================================       =================================================

Joint Ventures

Ontario Mills                1,272,666          1,219,722           95.84%            529,045           476,101             89.99%
                        --------------------------------------------------       -------------------------------------------------

Total Joint Ventures         1,272,666          1,219,722           95.84%            529,045           476,101             89.99%
                        ==================================================       =================================================

Total Wholly Owned
  and Joint Venture         10,151,645          9,455,692           93.14%          3,912,765         3,455,227             88.31%
                        ==================================================       =================================================


                                                         TOTAL VACANT S.F.

                                                              Vacancies
Project                                    Anchor            Small Shop         Total
-------                                    ------            ----------         -----
Potomac Mills                                      0              60,096          60,096
Franklin Mills                                34,918              87,274         122,192
Sawgrass Mills                                20,000              36,720          56,720
Gurnee Mills                                  34,259              85,389         119,648
                                       --------------------------------------------------
Total Mills                                   89,177             269,479         358,656

Butterfield                                        0              18,370          18,370
Coopers Crossing                                   0                   0               0
Crosswinds                                         0               7,096           7,096
Fashion Place                                      0              33,882          33,882
Germantown                                         0               9,996           9,996
Gwinnett                                           0               2,700           2,700
Liberty Plaza                                149,238              15,412         164,650
Montgomery Village                                 0              14,562          14,562
Mt. Prospect                                       0              14,298          14,298
West Falls Church                                  0               4,414           4,414
Western Hills                                      0              14,385          14,385
                                       --------------------------------------------------
                                             149,238             135,115         284,353

                                       --------------------------------------------------
Total Wholly Owned                           238,415             404,594         643,009
                                       ==================================================

Joint Ventures

Ontario Mills                                      0              52,944          52,944
                                       --------------------------------------------------

Total Joint Ventures                               0              52,944          52,944
                                       ==================================================

Total Wholly Owned
  and Joint Venture                          238,415             457,538         695,953
                                       ==================================================

(1) Includes 946,182 square feet of GLA owned by certain anchor store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet is also included.
(2)  Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as all space leased and for which rent is being paid as of June 30, 1997, excluding tenants with leases that have a term of less than 1 year.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1997 multiplied by 12.


                                                       1997 (1)                                    1998
                                                      Annualized                                Annualized
                                      Sq Ft           Min. Rent       psf        Sq Ft           Min. Rent      psf
                                      -----           ---------       ---        -----           ---------      ---


Potomac Mills:
   Anchors                                  -       $         -     $   -              -      $         -     $     -
   Majors                                   -                 -          -        37,960          341,640        9.00
   Specialty                           56,745         1,095,358       19.30       78,632        2,299,246       29.24
   Food Court                               -                 -           -        1,567           85,208       54.38
                                    ----------------------------------------   ---------------------------------------
                                       56,745       $ 1,095,358     $ 19.30      118,159      $ 2,726,094     $ 23.07


Franklin Mills:
   Anchors                                  -       $         -     $     -            -      $         -     $     -
   Majors                                   -                 -           -       48,381          222,069        4.59
   Specialty                           62,179           958,456       15.41       39,724          749,846       18.88
   Food Court                               -                 -           -            -                -           -
                                    ----------------------------------------   ---------------------------------------
                                       62,179       $   958,456     $ 15.41       88,105      $   971,915     $ 11.03


Sawgrass Mills:
   Anchors                                  -       $         -     $     -            -      $         -     $     -
   Majors                                   -                 -           -            -                -           -
   Specialty                           16,577           471,883       28.47       41,525          985,139       23.72
   Food Court                               -                 -           -            -                -           -
                                    ----------------------------------------   ---------------------------------------
                                       16,577       $   471,883     $ 28.47       41,525      $   985,139     $ 23.72


Gurnee Mills:
   Anchors                                  -       $         -     $     -            -      $         -     $     -
   Majors                                   -                 -           -       40,752          262,850        6.45
   Specialty                           65,054         1,080,476       16.61       89,040        1,481,029       16.63
   Food Court                               -                 -           -            -                -           -
                                    ----------------------------------------   ---------------------------------------
                                       65,054       $ 1,080,476     $ 16.61      129,792      $ 1,743,879     $ 13.44


Total Mills without Ontario:
   Anchors                                  -       $         -     $     -            -      $         -     $     -
   Majors                                   -                 -           -      127,093          826,559        6.50
   Specialty                          200,555         3,606,173       17.98      248,921        5,515,260       22.16
   Food Court                               -                 -           -        1,567           85,208       54.38
                                    ----------------------------------------   ---------------------------------------
                                      200,555       $ 3,606,173     $ 17.98      377,581      $ 6,427,027     $ 17.02
                                    ========================================   =======================================


                                                         1999                                    After 1999
                                                      Annualized                                 Annualized
                                      Sq Ft            Min. Rent        psf       Sq Ft           Min. Rent       psf
                                      -----            ---------        ---       -----           ---------       ---


Potomac Mills:
   Anchors                                  -       $         -      $     -       601,385    $  3,383,509     $  5.63
   Majors                              42,212           316,590         7.50       244,773       2,179,822        8.91
   Specialty                           69,284         1,417,491        20.46       359,070       8,570,382       23.87
   Food Court                               -                 -            -         7,908         498,337       63.02
                                    -----------------------------------------   ---------------------------------------
                                      111,496       $ 1,734,081      $ 15.55     1,213,136    $ 14,632,050     $ 12.06


Franklin Mills:
   Anchors                            100,200       $   547,725      $  5.47       259,766    $  1,415,049     $  5.45
   Majors                              40,232           370,134         9.20       209,029       2,068,054        9.89
   Specialty                           89,093         2,097,257        23.54       318,061       6,306,386       19.83
   Food Court                           6,229           365,562        58.69         5,221         209,976       40.22
                                    -----------------------------------------   ---------------------------------------
                                      235,754       $ 3,380,678      $ 14.34       792,077    $  9,999,465     $ 12.62


Sawgrass Mills:
   Anchors                                  -       $         -      $     -       632,480    $  4,021,417     $  6.36
   Majors                              28,152           422,280        15.00       231,277       2,683,534       11.60
   Specialty                           10,958           387,195        35.33       552,377      13,110,709       23.74
   Food Court                           1,206            77,500        64.26        25,531       1,279,387       50.11
                                    -----------------------------------------   ---------------------------------------
                                       40,316       $   886,975      $ 22.00     1,441,665    $ 21,095,047     $ 14.63


Gurnee Mills:
   Anchors                                  -       $         -      $     -       397,784    $  2,392,255     $  6.01
   Majors                                   -                 -            -       135,506       1,492,631       11.02
   Specialty                           52,521         1,001,068        19.06       325,945       6,271,322       19.24
   Food Court                               -                 -            -        16,450         917,483       55.77
                                    -----------------------------------------   ---------------------------------------
                                       52,521       $ 1,001,068      $ 19.06       875,685    $ 11,073,691     $ 12.65


Total Mills without Ontario:
   Anchors                            100,200       $   547,725      $  5.47     1,891,415    $ 11,212,230     $  5.93
   Majors                             110,596         1,109,004        10.03       820,585       8,424,041       10.27
   Specialty                          221,856         4,903,011        22.10     1,555,453      34,258,799       22.02
   Food Court                           7,435           443,062        59.59        55,110       2,905,183       52.72
                                    -----------------------------------------   ---------------------------------------
                                      440,087       $ 7,002,802      $ 15.91     4,322,563    $ 56,800,253     $ 13.14
                                    =========================================   =======================================


                                                         Total
                                                       Annualized
                                       Sq Ft           Min. Rent       psf
                                       -----           ---------       ---


Potomac Mills:
   Anchors                             601,385     $  3,383,509      $  5.63
   Majors                              324,945        2,838,052         8.73
   Specialty                           563,731       13,382,477        23.74
   Food Court                            9,475          583,545        61.59
                                   ------------------------------------------
                                     1,499,536     $ 20,187,583      $ 13.46


Franklin Mills:
   Anchors                             359,966     $  1,962,774      $  5.45
   Majors                              297,642        2,660,257         8.94
   Specialty                           509,057       10,111,945        19.86
   Food Court                           11,450          575,538        50.27
                                   ------------------------------------------
                                     1,178,115     $ 15,310,514      $ 13.00


Sawgrass Mills:
   Anchors                             632,480     $  4,021,417      $  6.36
   Majors                              259,429        3,105,814        11.97
   Specialty                           621,437       14,954,926        24.07
   Food Court                           26,737        1,356,887        50.75
                                   ------------------------------------------
                                     1,540,083     $ 23,439,044      $ 15.22


Gurnee Mills:
   Anchors                             397,784     $  2,392,255      $  6.01
   Majors                              176,258        1,755,481         9.96
   Specialty                           532,560        9,833,895        18.47
   Food Court                           16,450          917,483        55.77
                                   ------------------------------------------
                                     1,123,052     $ 14,899,114      $ 13.27


Total Mills without Ontario:
   Anchors                           1,991,615     $ 11,759,955      $  5.90
   Majors                            1,058,274       10,359,604         9.79
   Specialty                         2,226,785       48,283,243        21.68
   Food Court                           64,112        3,433,453        53.55
                                   ------------------------------------------
                                     5,340,786     $ 73,836,255      $ 13.82
                                   ==========================================

(1) The 1997 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1997.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of June 30, 1997 multiplied by 12.


                                               1997 (1)                                      1998
                                              Annualized                                  Annualized
                                   Sq Ft      Min. Rent       psf              Sq Ft       Min. Rent      psf
                                   -----      ---------       ---              -----       ---------      ---


Ontario Mills:
   Anchors                            -       $         -    $     -              -       $         -    $     -
   Majors                             -                 -          -              -                 -          -
   Specialty                      2,739           115,628      42.22              -                 -          -
   Food Court                         -                 -          -              -                 -          -
                               --------------------------------------      --------------------------------------
                                  2,739       $   115,628    $ 42.22              0       $         -    $     -


Total Mills with Ontario:
   Anchors                            -       $         -    $     -              -       $         -    $     -
   Majors                             -                 -          -        127,093           826,559       6.50
   Specialty                    203,294         3,721,801      18.31        248,921         5,515,260      22.16
   Food Court                         -                 -          -          1,567            85,208      54.38
                               --------------------------------------      --------------------------------------
                                203,294       $ 3,721,801    $ 18.31        377,581       $ 6,427,027    $ 17.02
                               ======================================      ======================================


Community Centers:
   Anchors                            -       $         -    $     -         56,949       $   194,300    $  3.41
   Majors                             -                 -          -         78,452           524,864       6.69
   Specialty                     80,236         1,074,602      13.39         96,333         1,254,168      13.02
   Food Court                         -                 -          -              -                 -          -
                               --------------------------------------      --------------------------------------
                                 80,236       $ 1,074,602    $ 13.39        231,734       $ 1,973,332    $  8.52
                               ======================================      ======================================



                                                1999                                     After 1999
                                             Annualized                                  Annualized
                                 Sq Ft        Min. Rent     psf               Sq Ft       Min. Rent       psf
                                 -----        ---------     ---               -----       ---------       ---


Ontario Mills:
   Anchors                            -      $         -   $     -           286,023    $  1,883,132     $  6.58
   Majors                             -                -         -           332,598       3,759,596       11.30
   Specialty                      9,915          261,900     26.41           452,119      10,480,418       23.18
   Food Court                         -                -         -            11,328         553,155       48.83
                              -------------------------------------      ----------------------------------------
                                  9,915      $   261,900   $ 26.41         1,082,068    $ 16,676,301     $ 15.41


Total Mills with Ontario:
   Anchors                      100,200      $   547,725   $  5.47         2,177,438    $ 13,095,362     $  6.01
   Majors                       110,596        1,109,004     10.03         1,153,183      12,183,637       10.57
   Specialty                    231,771        5,164,911     22.28         2,007,572      44,739,217       22.29
   Food Court                     7,435          443,062     59.59            66,438       3,458,338       52.05
                              -------------------------------------      ----------------------------------------
                                450,002      $ 7,264,702   $ 16.14         5,404,631    $ 73,476,554     $ 13.60
                              =====================================      ========================================

Community Centers:
   Anchors                            -      $         -   $     -           395,679    $  2,284,022     $  5.77
   Majors                             -                -         -           700,083       4,840,122        6.91
   Specialty                     87,537        1,262,013     14.42           426,363       5,538,085       12.99
   Food Court                         -                -         -                 -               -           -
                              -------------------------------------      ----------------------------------------
                                 87,537      $ 1,262,013   $ 14.42         1,522,125    $ 12,662,229     $  8.32
                              =====================================      ========================================


                                                 Total
                                               Annualized
                                  Sq Ft        Min. Rent      psf
                                  -----        ---------      ---


Ontario Mills:
   Anchors                       286,023     $  1,883,132     $  6.58
   Majors                        332,598        3,759,596       11.30
   Specialty                     464,773       10,857,946       23.36
   Food Court                     11,328          553,155       48.83
                             -----------------------------------------
                               1,094,722     $ 17,053,829     $ 15.58


Total Mills with Ontario:
   Anchors                     2,277,638     $ 13,643,087     $  5.99
   Majors                      1,390,872       14,119,200       10.15
   Specialty                   2,691,558       59,141,189       21.97
   Food Court                     75,440        3,986,608       52.84
                             -----------------------------------------
                               6,435,508     $ 90,890,084     $ 14.12
                             =========================================


Community Centers:
   Anchors                       452,628     $  2,478,322     $  5.48
   Majors                        778,535        5,364,986        6.89
   Specialty                     690,469        9,128,868       13.22
   Food Court                          -                -           -
                             -----------------------------------------
                               1,921,632     $ 16,972,176     $  8.83
                             =========================================




(1) The 1997 amounts represent the total square footage and total annualized minimum rent that will expire during the last six months of 1997.

                             THE MILLS CORPORATION
                                RENTAL RATES (1)


The following table sets forth, the average base rent per leased square foot of store openings and closings for each property for the six months ended June 30, 1997.



                                                                      Anchor Stores
                         ------------------------------------------------------------------------------------------
                                Store Openings                     Store Closings                  Releasing
                                  During Year                       During Year                    Spread (2)
                         ----------------------------      ---------------------------       ----------------------
                           Average                             Average
                          Base Rent           Total           Base Rent        Total
                         Per Sq. Ft.         Sq. Ft.         Per Sq. Ft.      Sq. Ft.
                         -----------      -----------      --------------   ----------
Potomac Mills              $     -                 -           $    -               -          $     -           -
Franklin Mills               17.66            26,900             7.22          26,900            10.44      144.60%
Gurnee Mills                     -                 -                -               -                -           -
Sawgrass Mills                   -                 -                -               -                -           -
                          ---------       -----------         --------      ----------        ---------    --------

Total Mills                $ 17.66            26,900           $ 7.22          26,900          $ 10.44      144.60%
                          =========       ===========         ========      ==========        =========    ========

Community Centers          $     -                 -           $    -               -          $     -           -
                          =========       ===========         ========      ==========        =========    ========



                                                               Specialty Stores
                         --------------------------------------------------------------------------------------
                                 Store Openings                Store Closings                  Releasing
                                  During Year                   During Year                    Spread (2)
                         --------------------------    ---------------------------       ----------------------
                           Average                        Average
                          Base Rent         Total        Base Rent         Total
                         Per Sq. Ft.       Sq. Ft.      Per Sq. Ft.       Sq. Ft.
                         ------------     ---------    -------------    ----------
Potomac Mills              $ 24.21          39,948        $ 22.95           54,713        $ 1.26          5.47%
Franklin Mills               20.25          72,793          20.18           57,887          0.07          0.34%
Gurnee Mills                 20.92          46,247          18.60           80,641          2.32         12.48%
Sawgrass Mills               30.59          31,968          23.40           45,847          7.19         30.74%
                          ---------       ---------      ---------        ---------      --------       -------

Total Mills                $ 22.97         190,956        $ 20.90          239,088        $ 2.07          9.92%
                          =========       =========      =========        =========      ========       =======

Community Centers          $ 15.47          41,252        $ 15.12           63,118        $ 0.35          2.32%
                          =========       =========      =========        =========      ========       =======

(1) Ontario Mills is excluded from this analysis, due to its still being in its initial lease up phase.
(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings. Openings and closings include renewals but exclude exercised options.

                             THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF JUNE 30, 1997


                                      Principal
                                       Balance                                  Annual Interest                    Maturity
Secured Property                       (000's)                Term                    Rate                           Date
----------------                       -------                ----                    ----                           ----
Potomac Mills/Gurnee Mills:
     Tranche A                        $210,583         Fixed                                 6.905%               12/17/26 (1)
     Tranche B                          27,000         Fixed                                 7.021%               12/17/26 (1)
     Tranche C                          15,000         Fixed                                 7.235%               12/17/26 (1)
     Tranche D                          30,000         Fixed                                 7.701%               12/17/26 (1)
Franklin Mills and Liberty Plaza
     Mortgage Loan                     110,000         Fixed                                 7.882%                 6/1/27 (3)
Sawgrass Mills:
     Tranche A                         115,000         Fixed                                 6.450%                1/18/01
     Tranche B                          10,000         Variable with cap          85 bp over Libor  (6)            1/18/01
     Tranche C                          20,000         Variable with cap         230 bp over Libor  (6)            1/18/01
Sawgrass Mills - Phase II               12,000         Variable                  235 bp over Libor                 7/31/98
Western Hills                           14,949         Fixed                                 7.675%                 1/1/99
Nine Community Centers                  73,097         Fixed                                 7.160%                1/31/01
Revolving Master Repurchase
  Agreement                                  -         Variable                   125 bp over Libor
Line of Credit (13)                          -         Variable                   300 bp over Libor               10/31/98

Other                                    1,284         Fixed                       7% weighted ave.
                                   ------------
      Total                           $638,913
                                   ============



                                                 Annual            Earliest day
                                                Interest          at which debt
Secured Property                                (000's)           can be repaid
----------------                                --------          -------------
Potomac Mills/Gurnee Mills:
     Tranche A                                 $14,541                (2)
     Tranche B                                   1,896                (2)
     Tranche C                                   1,085                (2)
     Tranche D                                   2,310                (2)
Franklin Mills and Liberty Plaza
     Mortgage Loan                               8,670                (4)
Sawgrass Mills:
     Tranche A                                   7,418                (5)
     Tranche B                                     654 (7)            (5)
     Tranche C                                   1,598 (7)            (5)
Sawgrass Mills - Phase II                          965 (7)            (8)
Western Hills                                    1,140                (9)
Nine Community Centers                           5,314               (10)
Revolving Master Repurchase
  Agreement                                          -               (11)
Line of Credit (13)                                  -               (11)

Other                                               90               (12)
                                            -----------
      Total                                    $45,681
                                            ===========

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.
(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. The loan balance can be increased to $165,000 through May 4, 1998, subject to certain financial requirements relating to increases over $130,000. The loan amount was increased to $130,000 on August 8, 1997.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).
(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.
(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.
(7) Calculated using 30-day LIBOR at 5.69%, which was the rate at June 30, 1997.
(8) Prepayable at any time, in whole or in part, at any time without prepayment penalty.
(9) Prepayable, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment at any time during the six months ending June 30, 1997 is 3% of the outstanding principal amount. Thereafter, the penalty decreases by 0.5% per six month period to a minimum of 1.5%. During the last three months of its term, the indebtedness may be prepaid without penalty or premium.
(10) Prepayable, in whole or in part, at any time, upon 60 days prior notice to the lender. Only in the case of a partial prepayment is the Company required to pay a prepayment penalty equal to the greater of
         (i) 1% of the principal balance, or (ii) a yield preservation payment.
(11) Prepayable, in whole or in part, at any time without prepayment penalty.
(12) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(13) The Line of Credit totals $40,000 none of which was outstanding at June 30, 1997. As of July 15, 1997, the availability under the line was increased to $60,000. Funds are available subject to certain performance measures and restrictive covenants.

                             THE MILLS CORPORATION
                               MILLS GROSS SALES
                              AS OF JUNE 30, 1997



                                        Twelve Months ended June 30, 1997                  Twelve Months ended June 30, 1996
                                        ----------------------------------                  ----------------------------------
                                  Sq Ft                 Sales               psf         Sq Ft              Sales             psf
                                  -----                 -----               ---         -----              -----             ---


Potomac Mills:
   Anchor/Majors                  963,921          $   187,279,375         $ 194        967,038       $   176,991,322       $ 183
   Specialty                      570,592              172,231,896           302        582,762           166,562,947         286
   Temporary/Kiosk                      -                3,149,190             -              -             2,623,013           -
                              ---------------------------------------------------   ----------------------------------------------
                                1,534,513          $   362,660,461         $ 236      1,549,800       $   346,177,282       $ 223


Franklin Mills:
   Anchor/Majors                  890,598          $   166,007,612         $ 186        913,908       $   160,903,723       $ 176
   Specialty                      488,811              133,376,417           273        507,499           122,744,786         242
   Temporary/Kiosk                      -                5,972,351             -              -             3,654,530           -
                              ---------------------------------------------------   ----------------------------------------------
                                1,379,409          $   305,356,380         $ 221      1,421,407       $   287,303,039       $ 202


Sawgrass Mills:
   Anchor/Majors                1,172,016          $   361,023,125         $ 308      1,144,821       $   333,689,350       $ 291
   Specialty                      652,186              278,106,635           426        635,579           256,781,636         404
   Temporary/Kiosk                      -               12,485,546             -              -            11,328,713           -
                              ---------------------------------------------------   ----------------------------------------------
                                1,824,202          $   651,615,306         $ 357      1,780,400       $   601,799,699       $ 338


Gurnee Mills:
   Anchor/Majors                  656,360          $   100,605,643         $ 153        658,246       $    90,148,488       $ 137
   Specialty                      556,850              144,133,417           259        550,510           139,002,624         252
   Temporary/Kiosk                      -                7,077,134             -              -             6,573,929           -
                              ---------------------------------------------------   ----------------------------------------------
                                1,213,210          $   251,816,194         $ 208      1,208,756       $   235,725,041       $ 195


Total Mills
   Anchor/Majors                3,682,895          $   814,915,755         $ 221      3,684,013       $   761,732,883       $ 207
   Specialty                    2,268,439              727,848,365           321      2,276,350           685,091,993         301
   Temporary Kiosk                      -               28,684,221             -              -            24,180,185           -
                              ---------------------------------------------------   ----------------------------------------------
                                5,951,334          $ 1,571,448,341         $ 264      5,960,363       $ 1,471,005,061       $ 247
                              ===================================================   ==============================================


                                          Twelve Months ended December 31, 1996
                                          --------------------------------------
                                           Sq Ft          Sales            psf
                                           -----          -----            ---
Potomac Mills:
   Anchor/Majors                           988,700   $   183,164,739     $ 185
   Specialty                               581,470       168,199,660       289
   Temporary/Kiosk                               -         3,003,098         -
                                     ------------------------------------------
                                         1,570,170   $   354,367,497     $ 226


Franklin Mills:
   Anchor/Majors                           906,949   $   163,200,049     $ 180
   Specialty                               497,697       126,589,740       254
   Temporary/Kiosk                               -         5,554,831         -
                                     ------------------------------------------
                                         1,404,646   $   295,344,620     $ 210


Sawgrass Mills:
   Anchor/Majors                         1,172,016   $   353,980,590     $ 302
   Specialty                               667,926       271,682,972       407
   Temporary/Kiosk                               -        12,499,092         -
                                     ------------------------------------------
                                         1,839,942   $   638,162,654     $ 347


Gurnee Mills:
   Anchor/Majors                           646,360   $    96,374,480     $ 149
   Specialty                               561,914       141,852,985       252
   Temporary/Kiosk                               -         6,082,243         -
                                     ------------------------------------------
                                         1,208,274   $   244,309,708     $ 202


Total Mills
   Anchor/Majors                         3,714,025   $   796,719,858     $ 215
   Specialty                             2,309,007       708,325,357       307
   Temporary Kiosk                               -        27,139,264         -
                                     ------------------------------------------
                                         6,023,032   $ 1,532,184,479     $ 254
                                     ==========================================


(1) Ontario Mills is excluded from this analysis since it did not open until November 1996 and does not have 12 months of sales for comparison.
(2) Anchor/Major sales have been adjusted to include sales from certain anchor tenants who own their parcels.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




EXISTING MILLS AND EXISTING COMMUNITY CENTERS COMBINED

                                                              Six Months Ending
                                                                June 30, 1997              1996                 1995
                                                            --------------------     ---------------     ----------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                              $ 134,339             $ 328,974            $ 230,024

Per Square Foot (2)                                                     0.02                  0.04                 0.03


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                              $ 675,360           $ 4,228,743 (4)      $ 2,043,279

Per Square Foot Improved (5)                                            3.75                 12.71                 5.52
Per Square Foot (2)                                                     0.08                  0.52                 0.25

TOTAL RECURRING COSTS

Costs                                                              $ 809,699           $ 4,557,717          $ 2,273,303
Per Square Foot (2)                                                     0.10                  0.56                 0.28


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (2)

Costs                                                              $ 312,289           $ 8,079,220          $ 1,093,624 (6)

Per Square Foot Improved (7)                                           14.99                 44.93                17.10
Per Square Foot (2)                                                      -                    0.99                 0.23


WORK IN PROCESS (8)

Costs                                                           $ 10,506,636 (9)               -                    -

Per Square Foot Improved (10)                                           6.75                   -                    -




(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties (excluding Ontario Mills).
(3) Tenant Improvements/Leasing costs include tenant specific costs for tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Includes $1,487,754 incurred with respect to three significant tenants at Potomac Mills totaling approximately 53,000 square feet of GLA. Without these three tenants the per square foot improved and per square foot Recurring Tenant Improvements/Leasing Costs would have totaled $9.80 and $0.33, respectively.
(5) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(6)  Sawgrass Phase II expansion costs have been excluded from this analysis.
(7) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(8) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(9)  Includes expansion costs at Franklin Mills and Gurnee Mills.
(10) Calculated as Work In Process divided by GLA of all space with work in process.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


EXISTING MILLS

                                                             Six Months Ending
                                                               June 30, 1997                1996                   1995
                                                         -----------------------      --------------        ---------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                            $ 117,539               $ 246,522              $ 191,613

Per Square Foot (2)                                                   0.02                    0.04                   0.03


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                            $ 586,869             $ 3,549,312 (4)        $ 1,488,391

Per Square Foot Improved (5)                                          4.03                   12.94                   4.85
Per Square Foot (2)                                                   0.10                    0.60                   0.25

TOTAL RECURRING COSTS

Costs                                                            $ 704,408             $ 3,795,834            $ 1,680,004 (6)
Per Square Foot (2)                                                   0.12                    0.64                   0.28


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                            $ 189,346             $ 7,746,906            $ 1,636,001

Per Square Foot Improved (7)                                         14.49                   50.00                  21.69
Per Square Foot (2)                                                    -                      1.30                   0.27


WORK IN PROCESS (7)

Costs                                                         $ 10,096,494                     -                      -

Per Square Foot Improved                                             17.42                     -                      -


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties (excluding Ontario Mills).
(3) Tenant Improvements/Leasing costs include tenant specific costs for tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Includes $1,487,754 incurred with respect to three significant tenants at Potomac Mills totaling approximately 53,000 square feet of GLA. Without these three tenants the per square foot improved and per square foot Recurring Tenant Improvements/Leasing Costs would have totaled $9.32 and $0.34, respectively.
(5) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(6)  Sawgrass Phase II expansion costs have been excluded from this analysis.
(7) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(8) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(9)  Includes expansion costs at Franklin Mills and Gurnee Mills.
(10) Calculated as Work In Process divided by GLA of all space with work in process.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


COMMUNITY CENTERS

                                                                Six Months Ending
                                                                  June 30, 1997                1996                   1995
                                                              --------------------      ----------------      ------------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                               $ 16,800                $ 82,452               $ 38,411

Per Square Foot (2)                                                     0.01                    0.04                   0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                               $ 88,491               $ 679,431              $ 554,888

Per Square Foot Improved (4)                                            2.56                   15.06                   9.54
Per Square Foot (1)                                                     0.04                    0.31                   0.25

TOTAL RECURRING COSTS

Costs                                                              $ 105,291               $ 761,883              $ 593,299
Per Square Foot (2)                                                     0.05                    0.35                   0.27


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                              $ 122,942               $ 332,314              $ 267,622

Per Square Foot Improved (5)                                           15.84                   13.35                   7.46
Per Square Foot (2)                                                      -                      0.15                   0.12

WORK IN PROCESS (6)

Costs                                                              $ 410,142                     -                      -

Per Square Foot Improved (7)                                            0.42                     -                      -



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Community Centers.
(3) Tenant Improvements/Leasing costs include tenant specific costs for tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.